Exhibit 21.1
Griffin-American Healthcare REIT IV, Inc.
List of Subsidiaries
As of March 26, 2021
Griffin-American Healthcare REIT IV Holdings, LP (Delaware)
GAHC4 Athens GA MOB Portfolio, LLC (Delaware)
GAHC4 Athens GA MOB I, LLC (Delaware)
GAHC4 Athens GA MOB II, LLC (Delaware)
GAHC4 Auburn CA MOB, LLC (Delaware)
GAHC4 Arvada CO MOB, LLC (Delaware)
GAHC4 Balmoral FL SH, LLC (Delaware)
GAHC4 Balmoral FL TRS Sub, LLC (Delaware)
GAHC4 Battle Creek MI MOB, LLC (Delaware)
GAHC4 Bayou JV, LLC (Delaware)
GAHC4 Bayou JV Partner, LLC (Delaware)
GAHC4 Bayside FL SH, LLC (Delaware)
GAHC4 Bayside FL TRS Sub, LLC (Delaware)
GAHC4 Beaumont TX ALF, LLC (Delaware)
GAHC4 Beaumont TX TRS Sub, LLC (Delaware)
GAHC4 Belmont CA ALF, LLC (Delaware)
GAHC4 Belmont CA TRS SUB, LLC (Delaware)
GAHC4 Blue Badger MOB Portfolio, LLC (Delaware)
GAHC4 Bloomington IL MOB, LLC (Delaware)
GAHC4 Bradenton FL SH, LLC (Delaware)
GAHC4 Bradenton FL TRS Sub, LLC (Delaware)
GAHC4 Catalina JV Partner, LLC (Delaware)
GAHC4 Catalina JV, LLC (Delaware)
GAHC4 Catalina SH Portfolio, LLC (Delaware)
GAHC4 Centennial CO MOB, LLC (Delaware)
GAHC4 Charlottesville VA MOB, LLC (Delaware)
GAHC4 Central FL Senior Housing Portfolio, LLC (Delaware)
GAHC4 Central Wisconsin SC Portfolio, LLC (Delaware)
GAHC4 Chattanooga TN MOB, LLC (Delaware)
GAHC4 Chesterton IN MOB, LLC (Delaware)
GAHC4 Colorado Foothills MOB Portfolio, LLC (Delaware)
GAHC4 Colorado Springs CO MOB, LLC (Delaware)
GAHC4 Columbia IL MC, LLC (Delaware)
GAHC4 Columbia IL SH, LLC (Delaware)
GAHC4 Crown Point IN MOB, LLC (Delaware)
GAHC4 Cullman AL MOB I, LLC (Delaware)
GAHC4 Cullman AL MOB II, LLC (Delaware)
GAHC4 Cullman AL MOB III, LLC (Delaware)
GAHC4 Edmonds WA MOB, LLC (Delaware)
GAHC4 Evendale OH MOB, LLC (Delaware)
GAHC4 Fairfield CA MC, LLC (Delaware)
GAHC4 Fairfield CA TRS Sub, LLC (Delaware)
GAHC4 Fairfield County CT MOB Portfolio, LLC (Delaware)
GAHC4 Flemington NJ MOB Portfolio, LLC (Delaware)
GAHC4 Flemington 1 Wescott NJ MOB, LLC (Delaware)
GAHC4 Flemington Sand Hill NJ MOB, LLC (Delaware)
GAHC4 Forest Oaks FL SH, LLC (Delaware)
GAHC4 Forest Oaks FL TRS Sub, LLC (Delaware)
GAHC4 Fresno CA MOB, LLC (Delaware)
GAHC4 Glendale WI MOB, LLC (Delaware)
GAHC4 Gonzales LA ALF, LLC (Delaware)
GAHC4 Gonzales LA TRS Sub, LLC (Delaware)
GAHC4 Grand Junction CO MOB, LLC (Delaware)
GAHC4 Grande FL SH, LLC (Delaware)
GAHC4 Grande FL TRS Sub, LLC (Delaware)
GAHC4 Great Nord MOB Portfolio, LLC (Delaware)

Griffin-American Healthcare REIT IV, Inc.
List of Subsidiaries — (Continued)
As of March 26, 2021
GAHC4 Haverhill MA MOB, LLC (Delaware)
GAHC4 Holland MI ALF, LLC (Delaware)
GAHC4 Howell MI ALF, LLC (Delaware)
GAHC4 Iron MOB Portfolio, LLC (Delaware)
GAHC4 Lafayette LA ALF Portfolio, LLC (Delaware)
GAHC4 Lafayette LA ALF, LLC (Delaware)
GAHC4 Lafayette LA MC, LLC (Delaware)
GAHC4 Lafayette TRS OpCo Holdco, LLC (Delaware)
GAHC4 Lafayette ALF TRS Sub, LLC (Delaware)
GAHC4 Lafayette MC TRS Sub, LLC (Delaware)
GAHC4 Lake Morton FL SH, LLC (Delaware)
GAHC4 Lake Morton FL TRS Sub, LLC (Delaware)
GAHC4 Lansing MI ALF, LLC (Delaware)
GAHC4 Lawrenceville GA MOB, LLC (Delaware)
GAHC4 Lawrenceville GA MOB II, LLC (Delaware)
GAHC4 Lithonia GA MOB, LLC (Delaware)
GAHC4 Louisiana SH Portfolio, LLC (Delaware)
GAHC4 Marysville OH MOB, LLC (Delaware)
GAHC4 Madera CA SH, LLC (Delaware)
GAHC4 Madera CA TRS Sub, LLC (Delaware)
GAHC4 Memphis TN MOB, LLC (Delaware)
GAHC4 Menlo Park CA MC, LLC (Delaware)
GAHC4 Menlo Park CA TRS Sub, LLC (Delaware)
GAHC4 Michigan ALF Portfolio, LLC (Delaware)
GAHC4 Mill Creek WA MOB, LLC (Delaware)
GAHC4 Mint Hill NC MOB, LP (Delaware)
GAHC4 Millstadt IL SH, LLC (Delaware)
GAHC4 Missouri SNF Portfolio, LLC (Delaware)
GAHC4 Modesto CA MOB, LLC (Delaware)
GAHC4 Monroe LA SH, LLC (Delaware)
GAHC4 Monroe LA TRS Sub, LLC (Delaware)
GAHC4 New Iberia LA SH, LLC (Delaware)
GAHC4 New Iberia LA TRS Sub, LLC (Delaware)
GAHC4 Northern CA Senior Housing Portfolio, LLC (Delaware)
GAHC4 Northern CA TRS OpCo Holdco, LLC (Delaware)
GAHC4 Northview Grand Rapids MI ALF, LLC (Delaware)
GAHC4 Overland Park KS MOB, LLC (Delaware)
GAHC4 Peninsula FL JV, LLC (Delaware)
GAHC4 Peninsula FL JV Partner, LLC (Delaware)
GAHC4 Pinnacle Senior Housing Portfolio, LLC (Delaware)
GAHC4 Pinnacle SH JV, LLC (Delaware)
GAHC4 Pinnacle SH JV Partner, LLC (Delaware)
GAHC4 Plymouth MN MOB, LLC (Delaware)
GAHC4 Pottsville PA MOB, LLC (Delaware)
GAHC4 Red Bud IL SH, LLC (Delaware)
GAHC4 Renaissance FL SH, LLC (Delaware)
GAHC4 Renaissance FL TRS Sub, LLC (Delaware)
GAHC4 Reno NV MOB, LLC (Delaware)
GAHC4 Reno NV MOB Sole Member, LLC (Delaware)
GAHC4 Riverside Grand Rapids MI ALF, LLC (Delaware)
GAHC4 Rochester Hills MI MOB, LLC (Delaware)
GAHC4 Roseburg OR MOB, LLC (Delaware)
GAHC4 Roseburg OR MOB Sole Member, LLC (Delaware)
GAHC4 Sacramento CA ALF, LLC (Delaware)
GAHC4 Sacramento CA TRS Sub, LLC (Delaware)
GAHC4 Sauk Prairie WI MOB, LLC (Delaware)

Griffin-American Healthcare REIT IV, Inc.
List of Subsidiaries — (Continued)
As of March 26, 2021
GAHC4 Sauk Prairie WI MOB Member, LLC (Delaware)
GAHC4 Shelbyville IL SNF, LLC (Delaware)
GAHC4 Shreveport LA ALF, LLC (Delaware)
GAHC4 Shreveport LA TRS Sub, LLC (Delaware)
GAHC4 Slidell LA ALF, LLC (Delaware)
GAHC4 Slidell LA TRS Sub, LLC (Delaware)
GAHC4 Songbird SNF Portfolio, LLC (Delaware)
GAHC4 Southfield MI MOB, LLC (Delaware)
GAHC4 Southfield MI MOB Member, LLC (Delaware)
GAHC4 Spring Haven FL SH, LLC (Delaware)
GAHC4 Spring Haven FL TRS Sub, LLC (Delaware)
GAHC4 Spring Oaks FL SH, LLC (Delaware)
GAHC4 Spring Oaks FL TRS Sub, LLC (Delaware)
GAHC4 Stratford CT MOB, LLC (Delaware)
GAHC4 Sun Prairie WI SC, LLC (Delaware)
GAHC4 Surprise AZ MOB, LLC (Delaware)
GAHC4 SW Illinois Senior Housing Portfolio, LLC (Delaware)
GAHC4 Sylacauga AL MOB, LLC (Delaware)
GAHC4 Tarkio MO SNF, LLC (Delaware)
GAHC4 Tinley Park IL MOB, LLC (Delaware)
GAHC4 Trilogy JV, LLC (Delaware)
GAHC4 TRS Bayou Holdings, LLC (Delaware)
GAHC4 TRS Peninsula Holdings, LLC (Delaware)
GAHC4 TRS Pinnacle Holdings, LLC (Delaware)
GAHC4 Trumbull CT MOB, LLC (Delaware)
GAHC4 Warrenton MO ALF, LLC (Delaware)
GAHC4 Warrenton MO TRS Sub, LLC (Delaware)
GAHC4 Waunakee WI SC, LLC (Delaware)
GAHC4 Waterloo IL SH, LLC (Delaware)
GAHC4 West Des Moines IA ALF, LLC (Delaware)
GAHC4 West Haven UT SH, LLC (Delaware)
GAHC4 West Haven UT TRS Sub, LLC (Delaware)
GAHC4 Wyoming MI ALF, LLC (Delaware)